SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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   TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica TSW Mid Cap Value Opportunities VP

(formerly, Transamerica JPMorgan Mid Cap Value VP)

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-800-851-9777

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the portfolio listed above (the “Portfolio”). The Portfolio is a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement

The full Information Statement details a sub-adviser change relating to the Portfolio. Specifically, the Board of Trustees of the Trust has approved a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Thompson, Siegel & Walmsley LLC (“TSW”) with respect to the Portfolio. TSW began sub-advising the Portfolio on May 1, 2024.

In connection with the change in sub-adviser to TSW, and as discussed in the supplements to the Portfolio’s prospectus, summary prospectus and statement of additional information dated January 12, 2024 and March 6, 2024, and reflected in the Portfolio’s prospectus, summary prospectus and statement of additional information dated May 1, 2024, the following changes were effective as of May 1, 2024: (i) the Portfolio was renamed “Transamerica TSW Mid Cap Value Opportunities VP”; (ii) the Portfolio’s investment objective, principal investment strategies and principal risks were revised; (iii) the Portfolio’s management and sub-advisory fee schedules were lowered; and (iv) the Portfolio lowered the expense caps for each share class.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least January 15, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tst_jpm_mid_cap_value_vp_to_tsw_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

TRANSAMERICA SERIES TRUST

Transamerica TSW Mid Cap Value Opportunities VP

(formerly, Transamerica JPMorgan Mid Cap Value VP)

1801 California Street, Suite 5200

Denver, CO 80202

July 15, 2024

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for the portfolio listed above (the “Portfolio”), a series of Transamerica Series Trust. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Portfolio. We encourage you to store this document with your Transamerica investment information.

On December 13-14, 2023, the Board of Trustees unanimously approved a new sub-adviser for the Portfolio, Thompson, Siegel & Walmsley LLC (“TSW”), who replaced J.P. Morgan Investment Management Inc. (“JPM”) as the sub-adviser to the Portfolio on May 1, 2024. Transamerica Asset Management, Inc. (“TAM”) will continue to serve as the Portfolio’s investment manager. Based on the information provided by TAM and TSW, the Board concluded that the change in sub-adviser was in the best interests of the Portfolio and its investors.

In connection with the change in sub-adviser: (i) the Portfolio was renamed; (ii) the Portfolio’s investment objective, principal investment strategies and principal risks were revised; (iii) the Portfolio reduced its management fee schedule and sub-advisory fee schedule; and (iv) the Portfolio lowered the expense caps for each share class. These changes, which became effective with the change in sub-adviser, are discussed in the enclosed Information Statement and the supplements to the Portfolio’s prospectus, summary prospectus and statement of additional information dated January 12, 2024 and March 6, 2024, and are reflected in the Portfolio’s prospectus, summary prospectus and statement of additional information dated May 1, 2024.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-800-851-9777.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica TSW Mid Cap Value Opportunities VP

(formerly, Transamerica JPMorgan Mid Cap Value VP)

July 15, 2024

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (the “Trust”) to the contract owners or policy holders holding interests in insurance company separate accounts invested in the portfolio listed above (the “Portfolio”), a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Portfolio.

Thompson, Siegel & Walmsley LLC (“TSW”) began sub-advising the Portfolio on May 1, 2024 pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, and TSW, as amended to include the Portfolio (with respect to the Portfolio, the “TSW Sub-Advisory Agreement”). A copy of the TSW Sub-Advisory Agreement is attached hereto as Exhibit A. Prior to that date, J.P. Morgan Investment Management Inc. (“JPM”) served as sub-adviser to the Portfolio.

In connection with the change in sub-adviser to TSW, and as discussed in the supplements to the Portfolio’s prospectus, summary prospectus and statement of additional information dated January 12, 2024 and March 6, 2024, and reflected in the Portfolio’s prospectus, summary prospectus and statement of additional information dated May 1, 2024, the following changes were effective as of May 1, 2024: (i) the Portfolio was renamed “Transamerica TSW Mid Cap Value Opportunities VP”; (ii) the Portfolio’s investment objective, principal investment strategies and principal risks were revised; (iii) the Portfolio’s management and sub-advisory fee schedules were lowered; and (iv) the Portfolio lowered the expense caps for each share class. TAM continues to serve as the Portfolio’s investment manager. In approving the TSW Sub-Advisory Agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio.

This Information Statement is provided in lieu of a proxy statement to the Portfolio’s investors as of May 31, 2024 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) without obtaining investor approval, subject to certain conditions, which include the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”). Pursuant to the Order, the Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about July 15, 2024. The Portfolio will bear the costs associated with preparing and distributing this Information Statement and the Notice to its investors.

The annual report for the Portfolio is sent to investors of record following the Portfolio’s fiscal year end. The fiscal year end of the Portfolio is December 31. The Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolio by calling toll free 1-800-851-9777, or writing to the Portfolio at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of the Portfolio are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least January 15, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tst_jpm_mid_cap_value_vp_to_tsw_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

TRANSAMERICA SERIES TRUST

Transamerica TSW Mid Cap Value Opportunities VP

(formerly, Transamerica JPMorgan Mid Cap Value VP)

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to investors in the Portfolio of a change in the sub-adviser to the Portfolio. The Board, upon the recommendation of TAM, has approved the TSW Sub-Advisory Agreement between TAM and TSW with respect to the Portfolio.

The Portfolio has obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements without investor approval, subject to certain conditions, including the approval of the Board and a majority of the Independent Board Members, when hiring an unaffiliated sub-adviser. Pursuant to the Order, the Portfolio has agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Portfolio’s investors as of the record date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of TSW as the new sub-adviser to the Portfolio, or the TSW Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolio. TAM recommended to the Board the replacement of the Portfolio’s current sub-adviser with TSW and has entered into the TSW Sub-Advisory Agreement with respect to the Portfolio. The TSW Sub-Advisory Agreement took effect on May 1, 2024 with respect to the Portfolio. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to the Portfolio’s investment style and process.

Q.	Why was TSW appointed as the new sub-adviser?

A.

Following its review and consideration, the Board approved the appointment of TSW as the sub-adviser to the Portfolio in replacement of the Portfolio’s then current sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and TSW’s potential to provide the Portfolio with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes TSW and the terms of the TSW Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 12-13, 2024. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides the Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Portfolio’s securities and other investments consistent with the Portfolio’s investment objective, policies and restrictions, as stated in the Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolio under the Management Agreement are not expected to change as a result of the change in sub-adviser for the Portfolio.

No officer or Board Member of the Portfolio is a director, officer or employee of TSW. No officer or Board Member of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in TSW or any other person controlling, controlled by or under common control with TSW. None of the Board Members of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which TSW or any of its affiliates was or is to be a party.

TERMS OF THE PREVIOUS SUB-ADVISORY AGREEMENT

JPM served as sub-adviser to the Portfolio from May 1, 2004 to April 30, 2024. JPM is located at 383 Madison Avenue, New York, NY 10179.

JPM provided sub-advisory services to the Portfolio pursuant to an investment sub-advisory agreement, as amended from time to time, between TAM and JPM with respect to the Portfolio (the “JPM Sub-Advisory Agreement”). As sub-adviser to the Portfolio, JPM has been responsible for sub-advising the assets of the Portfolio in a manner consistent with the terms of the JPM Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The JPM Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members, on June 14-15, 2023.

JPM was initially approved as sub-adviser to Transamerica JPMorgan Mid Cap Value VP by the Board, including a majority of the Independent Board Members, on December 2, 2003.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rate payable by TAM to TSW under the TSW Sub-Advisory Agreement and the sub-advisory fees payable by TAM to JPM under the JPM Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the change in sub-adviser from JPM to TSW and the approval of the TSW Sub-Advisory Agreement was approved by the Board at a meeting held on December 13-14, 2023. The TSW Sub-Advisory Agreement became effective with respect to the Portfolio on May 1, 2024 upon the change in sub-adviser. The TSW Sub-Advisory Agreement has an initial term of two years from its effective date (unless terminated earlier in accordance with its terms). Thereafter, continuance of the TSW Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

The terms of the JPM Sub-Advisory Agreement and those of the TSW Sub-Advisory Agreement are similar, however certain differences are noted below. The sub-advisory fee rates payable by TAM to TSW under the TSW Sub-Advisory Agreement will be lower than the sub-advisory fee rates paid by TAM to JPM under the JPM Sub-Advisory Agreement. In addition, a lower management fee schedule payable by the Portfolio to TAM went into effect on May 1, 2024. Descriptions of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the TSW Sub-Advisory Agreement, subject to the supervision of the Board and TAM, TSW shall provide the Portfolio with investment research, advice, management and supervision, and a continuous investment program consistent with the Portfolio’s investment objective, policies and restrictions, as stated in the Portfolio’s current prospectus and statement of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by advance written notice to TSW and as agreed by TSW, which agreement shall not be unreasonably withheld. The JPM Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement provides that unless TAM advises TSW in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, TSW shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Portfolio’s assets managed by TSW, in accordance with TSW’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The JPM Sub-Advisory Agreement did not contain this provision.

The TSW Sub-Advisory Agreement requires that TSW, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to TSW relating to the services provided pursuant to the TSW Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The JPM Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement provides that TSW will place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the sub-adviser (as permitted under applicable law) and, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended. The TSW Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, TSW may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged. The JPM Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement provides that it: (i) may be terminated with respect to a Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TSW upon 90 days’ advance written notice to TAM; (iii) may be terminated by TAM upon written notice to TSW without the payment of any penalty; and (iv) shall not be assignable by either party without the consent of both parties. The JPM Sub-Advisory Agreement contained similar provisions, but provided that it may be terminated by either TAM or JPM upon 60 days’ advance notice.

The TSW Sub-Advisory Agreement provides that TSW shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, provided that TSW is not protected against any liability to TAM or the Portfolio to which TSW would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the TSW Sub-Advisory Agreement. The JPM Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement requires TSW to make certain representations and covenants, including concerning TSW’s review of the Portfolio’s registration statement, the registration statement disclosure being consistent with the manner in which TSW is managing the Portfolio, and TSW’s commitment to notify TAM and the Trust as soon as reasonably practicable in the event the registration statement disclosure becomes inaccurate or incomplete. The JPM Sub-Advisory Agreement contained this provision.

The TSW Sub-Advisory Agreement provides that it shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The JPM Sub-Advisory Agreement provided that it shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of Maryland and the applicable provisions of the 1940 Act.

Investors should refer to Exhibit A attached hereto for the complete terms of the TSW Sub-Advisory Agreement. The summary of the TSW Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the TSW Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

Effective May 1, 2024, the management fee schedule payable by the Portfolio to TAM was reduced. Under the Management Agreement, the Portfolio will pay TAM a management fee calculated daily and paid monthly, for its services with respect to the Portfolio’s average daily net assets on an annual basis as follows:

First $750 million	0.695%
Over $750 million up to $1.5 billion	0.6925%
Over $1.5 billion up to $2 billion	0.65%
In excess of $2 billion	0.63%

Prior to May 1, 2024, the Portfolio paid TAM a management fee of 0.88% of the first $100 million; 0.83% over $100 million up to $550 million; 0.79% over $550 million up to $750 million; 0.77% over $750 million up to $1 billion; and 0.76% in excess of $1 billion in average daily net assets.

Management fees are accrued daily and paid by the Portfolio monthly. As of May 31, 2024, the net assets of the Portfolio were $257,736,958.

In addition, contractual arrangements have been made with TAM, through May 1, 2025, to waive fees and/or reimburse portfolio expenses with respect to the Portfolio to the extent that total annual fund operating expenses exceed 0.78% for Initial Class shares and 1.03% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The following chart compares the actual management fees paid by the Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2023 to a hypothetical example of management fees that would have been paid by the Portfolio to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from January 1, 2023 through December 31, 2023

Actual	Actual	Hypothetical	Hypothetical
Under Former Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under Former Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)	Percent Difference (After Waivers/Expense Reimbursements and Recapture)
$3,020,873	$3,020,873	$2,487,658	$2,487,658	-17.65%

SUB-ADVISORY FEES

Under the TSW Sub-Advisory Agreement, TAM (not the Portfolio) has agreed to pay TSW 0.275% of the first $750 million, 0.27% over $750 million up to $1.5 billion, 0.265% over $1.5 billion up to $2 billion, and 0.26% in excess of $2 billion with respect to the Portfolio’s average daily net assets on an annual basis.

Under the TSW Sub-Advisory Agreement, sub-advisory fees are calculated based on the aggregate average daily net assets of the Portfolio, the portion of the assets of Transamerica Small/Mid Cap Value VP and Transamerica Small/Mid Cap Value that are sub-advised by TSW, and Transamerica Mid Cap Value Opportunities (together, the “Mid Cap Value Funds”). Effective May 1, 2024, TSW has voluntarily agreed to waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of the Mid Cap Value Funds, in the aggregate, exceed a specified level. This is a voluntary waiver and may be discontinued by TSW upon obtaining written consent from TAM.

Under the JPM Sub-Advisory Agreement, TAM (not the Portfolio) paid JPM 0.40% of the average daily net assets of the Portfolio on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to JPM (without regard to any waivers) for the fiscal year ended December 31, 2023 to a hypothetical example of sub-advisory fees that would have been paid by TAM to TSW (without regard to any waivers) for the same period under the TSW Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to JPM from January 1, 2023 through December 31, 2023 under JPM Sub- Advisory Agreement (without Waivers and/or Expense Reimbursements)	Hypothetical Sub-Advisory Fees Payable by TAM to TSW from January 1, 2023 through December 31, 2023 under TSW Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Percent Difference

$1,429,969	$961,617	-32.75%

INFORMATION REGARDING THE SUB-ADVISER

TSW is an indirect, wholly-owned subsidiary of Perpetual Limited. TSW has been a registered investment adviser since 1970. As of December 31, 2023, TSW had approximately $19.6 billion in total assets under management. TSW’s principal business address is 6641 West Broad Street, Suite 600, Richmond, VA 23230.

The following portfolio managers are responsible for the day-to-day management of the Portfolio:

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the Portfolio since 2024; Research Analyst at Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the Portfolio since 2024; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of TSW as of May 31, 2024. The principal address of each individual as it relates to that person’s duties at TSW is 6641 West Broad Street, Suite 600, Richmond, VA 23230.

Name	Position with TSW
Brett P. Hawkins	Chief Investment Officer
Wayne W. Boyles	Chief Compliance Officer; Executive Officer
Joseph M. VanCaster	Chief Financial Officer; Executive Officer; and Member of Board of Managers
John S. Horsley	Director of Client Service; Executive Officer; and Member of Board of Managers
Peiter E. Van Saun	Chief Operating Officer
Francis B. Durand	Portfolio Manager; Research Analyst; Executive Officer; and Member of Board of Managers
Simone A. Mosse	Member of Board of Managers
Christopher M. Golden	Member of Board of Managers
Craig Squires	Member of Board of Managers
Alan J. Lo Proto	Member of Board of Managers

Management Activities. TSW acts as adviser or sub-adviser for the following registered investment company, or series of a registered investment company, with investment objectives similar to the Portfolio:

Comparable fund for which TSW serves as Adviser or Sub-Adviser	Assets Managed by TSW (as of May 31, 2024)	Advisory or Sub-Advisory Fee Paid to TSW (annually)

MassMutual Mid Cap Value Fund	$24.3 million	0.35% on the first $50 million, 0.30% on the next $450 million, and 0.27% on assets over $500 million

EVALUATION BY THE BOARD

At a meeting of the Board held on December 13-14, 2023, the Board considered the termination of JPM as sub-adviser to the Portfolio and the approval of the TSW Sub-Advisory Agreement between TAM and TSW with respect to the Portfolio, as well as the approval of a revised management fee schedule for the Portfolio, each to take effect on or about May 1, 2024.

Following its review and consideration, the Board determined that the terms of the TSW Sub-Advisory Agreement were reasonable and that the termination of JPM as sub-adviser to the Portfolio and the approval of the TSW Sub-Advisory Agreement were in the best interests of the Portfolio and its contract holders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreement with JPM and unanimously approved the TSW Sub-Advisory Agreement for an initial period of two years. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the TSW Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio and from TSW as part of their regular oversight of other funds sub-advised by TSW, and knowledge they gained over time through meeting with TAM and TSW. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or TSW present and were represented throughout the process by their independent legal counsel. In considering whether to approve the TSW Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by TSW under the TSW Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and TSW regarding the operations, facilities, organization and personnel of TSW, the ability of TSW to perform its duties under the TSW Sub-Advisory Agreement, and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that (i) TSW is an experienced asset management firm; (ii) TAM is recommending that TSW be appointed as sub-adviser to the Portfolio; and (iii) TAM believes that TSW has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of TSW’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered TSW’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the TSW Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its contract holders, including compliance services. Based on these and other considerations, the Board Members determined that TSW can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that TSW’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered TSW’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolio for the past 1-, 3- and 5- year periods ended September 30, 2023, as compared to: (i) the historical performance of Transamerica Mid Cap Value Opportunities, a series of Transamerica Funds sub-advised by TSW that uses the same strategy as that proposed for the Portfolio; (ii) the Portfolio’s benchmark; and (iii) the Portfolio’s Morningstar peer group median. The Board Members noted that Transamerica Mid Cap Value Opportunities outperformed the Portfolio and the Portfolio’s benchmark over the past 1-, 3- and 5-year periods. The Board also noted that Transamerica Mid Cap Value Opportunities outperformed the Portfolio’s Morningstar peer group median over the past 3- and 5-year periods and underperformed the Morningstar peer group median over the past 1-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by TSW, the Board concluded that TSW is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Portfolio. The Board Members noted that the Fee Changes would result in lower management and sub-advisory fees as of September 30, 2023, resulting in immediate savings for current contract holders as well as additional savings as the Portfolio’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of the Portfolio, based on the annual fund operating expenses disclosed in the current prospectus and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee and the total expense ratios of the Portfolio’s Initial Class and Service Class shares would be below the Lipper and Morningstar peer group medians.

The Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Portfolio’s current asset level. The Board Members also considered that TAM had negotiated with TSW to have the Portfolio’s assets aggregated with the assets of Transamerica Mid Cap Value Opportunities and the portion of the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP that are sub-advised by TSW, for purposes of computing breakpoints in the new sub-advisory fee schedule and a sub-advisory fee discount when the assets of these mandates, in the aggregate, exceed a specified level. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Portfolio is expected to decrease. The Board Members noted that as the Portfolio grows in size, the revised management fee schedule has the potential to result in additional savings for contract holders.

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to TSW and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of contract holders, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information they considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to TSW, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiations between TAM and TSW, which is not affiliated with TAM and would be paid by TAM and not the Portfolio. As a result, the Board did not consider TSW’s anticipated profitability to be material to its decision to approve the TSW Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of September 30, 2023, there was expected to be an increase in the net management fee retained by TAM for the Portfolio. The Board considered TAM’s view that the Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which the Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule would benefit contract holders as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to TSW, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by TSW from its relationship with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with TSW or the Portfolio, and that TAM believes the use of soft dollars by TSW is generally appropriate and in the best interests of the Portfolio.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the TSW Sub-Advisory Agreement was in the best interests of the Portfolio and its contract holders and voted to approve the revised management fee schedule and the TSW Sub-Advisory Agreement.

BROKERAGE INFORMATION

With respect to the Portfolio, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or TSW for the fiscal year ended December 31, 2023.

ADDITIONAL INFORMATION

TAM, the Portfolio’s investment manager, Transamerica Fund Services, Inc., the Portfolio’s transfer agent, and Transamerica Capital, Inc., the Portfolio’s distributor, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of May 31, 2024, the Board Members and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of May 31, 2024, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Portfolio:

Name & Address	Class	Shares	Percent of Class
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	483,485.202	31.22%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	399,105.613	25.77%
Transamerica Asset Allocation-Moderate Growth VP Investment Account - Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Initial	284,408.764	18.36%
Transamerica Asset Allocation-Growth VP Investment Account - Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Initial	174,599.632	11.27%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	84,204.847	5.44%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	14,924,955.418	93.40%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	916,881.593	5.74%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of issues that are submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of May 31, 2024, the following investors owned of record 25% or more of the outstanding shares of the Portfolio:

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	14,924,955.418	84.92%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of investors, although special meetings may be called for a Portfolio, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Series Trust

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

July 15, 2024

EXHIBIT A

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT

THOMPSON, SIEGEL & WALMSLEY LLC

THIS AMENDMENT is made as of May 1, 2024, to the Sub-Advisory Agreement dated as of January 23, 2023, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. and Thompson, Siegel & Walmsley LLC.

In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

Schedule A

PORTFOLIOS	INVESTMENT SUB-ADVISORY FEE*
Transamerica TSW International Equity VP**	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% over $2 billion
Transamerica TSW Mid Cap Value Opportunities VP***	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion
Transamerica Small/Mid Cap Value VP***	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

*  As a percentage of average daily net assets on an annual basis.

** The average daily net assets for purposes of calculating sub-advisory fees will be based on the aggregate daily net assets of Transamerica International Equity, a series of Transamerica Funds, and Transamerica TSW International Equity VP, a series of Transamerica Series Trust.

*** The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net assets of Transamerica Mid Cap Value Opportunities and the portion of the assets of Transamerica Small/Mid Cap Value that is sub-advised by Thompson, Siegel & Walmsley LLC (“TSW”), each a series of Transamerica Funds, and Transamerica TSW Mid Cap Value Opportunities VP and the portion of assets of Transamerica Small/Mid Cap Value VP that is sub-advised by TSW, each a series of Transamerica Series Trust. Effective May 1, 2024, TSW agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by TSW upon obtaining consent from TAM.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

THOMPSON, SIEGEL & WALMSLEY

By:	/s/ Joseph M. VanCaster
Name:	Joseph M. VanCaster, CPA
Title:	Chief Financial Officer

INVESTMENT SUBADVISORY AGREEMENT

THOMPSON, SIEGEL & WALMSLEY LLC

This Agreement, entered into as of January 23, 2023 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management, and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-l fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers, and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-l under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated, or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers, and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols, or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols, or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation, or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged, or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so, required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TAM LegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: W. Winborne Boyles

Thompson, Siegel & Walmsley LLC

6641 West Broad Street, Suite 600

wboyles@tswinvest.com

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations, and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary, or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20. Governing Law and Forum Selection. This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

THOMPSON, SIEGEL & WALMSLEY

By:	/s/ W. Winborne Boyles

Name:	W. Winborne Boyles

Title:	Chief Compliance Officer

Schedule A

FUNDS	INVESTMENT SUB-ADVISORY FEE*
Transamerica Small/Mid Cap Value VP**	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion
Transamerica TSW International Equity VP***	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% over $2 billion

*  As a percentage of average daily net assets on an annual basis.

** The average daily net assets for purposes of calculating sub-advisory fees will be determined on a combined basis with Transamerica Mid Cap Value Opportunities, as well as with the portion of the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP that is sub-advised by Thompson, Siegel & Walmsley LLC.

*** The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined bases with Transamerica International Equity.